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                                                                      Exhibit 23

                        Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statements
No. 333-01951, 033-60051, 003-58329 and 033-58321 on Form S-8 of our report dated November 3, 1997, with respect to the consolidated financial statements and schedules of AmeriSource Health Corporation and subsidiaries included in the Form 10-K for the fiscal year ended September 30, 1997.




Philadelphia, Pennsylvania
December 17, 1997